UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2010
RSC Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33485	22-1669012

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6929 E. Greenway Parkway, Suite 200 Scottsdale, Arizona	85254

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (480) 905-3300
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Compensatory Arrangements of Certain Officers
Stock Option Grant to Interim Chief Financial Officer
On April 19, 2010 our Compensation Committee approved the grant of a non-qualified stock option to our Interim Chief Financial Officer, Patricia Chiodo, to purchase up to 15,100 shares of our common stock. The exercise price of the option is $7.87, the closing sales price of our common stock on the grant date. The option will become 100% vested on April 19, 2011, subject to Ms. Chiodo’s continuous service with us through the vesting date. The option may also earlier vest in whole or in part upon Ms. Chiodo’s termination of employment due to death, disability or retirement, or in the event of her involuntary termination without cause. The option has a maximum term of 10 years.
Ms. Chiodo’s option was granted under our Amended and Restated Stock Incentive Plan which is filed as Exhibit B to our definitive proxy statement, filed with the Securities and Exchange Commission on April 18, 2008 and pursuant to the terms of the form of Stock Option Agreement filed as Exhibit 10.1 hereto, and each of which is incorporated herein by reference.
2010 Long-Term Incentive Equity Awards
On April 20, 2010, our Board of Directors approved the grant of 2010 Long-Term Incentive Equity Awards to certain of our officers, including our named executive officers, under our Amended and Restated Stock Incentive Plan. The 2010 Long-Term Incentive Equity Awards were granted in the forms of performance-based vesting stock units, time-based vesting stock units, and premium priced stock options, as described below.
The description of the 2010 Long-Term Incentive Equity Awards contained herein is a summary of the material terms of the awards, does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Stock Incentive Plan, which is filed as Exhibit B to our definitive proxy statement, filed with the Securities and Exchange Commission on April 18, 2008, (ii) the form of Stock Option Agreement for Long-Term Incentive Equity Awards filed as Exhibit 10.2 hereto, and (iii) the form of Employee Restricted Stock Unit Agreement filed as Exhibit 10.3 hereto, and each of which is incorporated herein by reference.
Performance-Based Vesting Stock Units (PSUs)
The PSUs will vest and the related shares of our common stock will be issued (if at all) upon certification by our Compensation Committee of our actual EBITDA performance over our 2010-2012 fiscal years in relation to the EBITDA performance criteria approved by the Compensation Committee, subject to the executive’s continuous service with us through January 15, 2013. For such purposes, “EBITDA” means our consolidated net income before net interest expense, income taxes, and depreciation and amortization, as set forth in our annual reports on Form 10-K for the 3-year performance period.
The performance criteria require that we achieve a minimum 3-year cumulative EBITDA threshold before the PSUs vest in any number of units. If the initial performance threshold is not achieved, none of the PSUs will vest, and executives will forfeit the entire award. If the initial performance threshold is met, 50%-150% of the target number of PSUs may vest. The calculation of the applicable percentage of the target number of PSUs that will vest will depend on the level of actual EBITDA performance, with linear interpolation for achievement falling between the specified performance levels.
The awarded PSUs may also earlier vest in the event of specified change of control transactions. Additionally, in the event that the executive’s continuous service terminates due to death or disability prior to January 15, 2013, subject to attainment of the performance criteria and certification by the Compensation Committee as described above, the awarded PSUs may vest in whole or in part. The related shares of common stock will be issued once the PSUs vest.

The minimum number, target number, and maximum number of shares that may be issued in respect of the PSUs granted to our principal executive officer, principal financial officer and other named executive officers, as set forth in our proxy statement for our fiscal year 2009 are as follows:

		Minimum	Target	Maximum
		Award	Award	Award
		(Number of	(Number of	(Number of
Officer	Title	Shares)	Shares)	Shares)
Erik Olsson	President and Chief Executive Officer	42,600	85,200	127,800
Patricia Chiodo	Interim Chief Financial Officer	6,450	12,900	19,350
David Ledlow	Senior Vice President, Operations	15,100	30,200	45,300
Kevin J. Groman	Senior Vice President, General Counsel and Corporate Secretary	10,400	20,800	31,200
Phillip H. Hobson	Senior Vice President, Operations	15,100	30,200	45,300
A named executive officer may be issued a number of shares less than his or her target award, but in no event may be issued a number of shares in excess of his or her maximum award.
Time-Based Vesting Stock Unit Awards (Stock Units)
The stock units will become 100% vested on April 20, 2014 (the fourth anniversary of the grant date), contingent upon the executive’s continued service with us through such date. The stock units may also earlier vest in whole or in part upon the executive’s termination of employment due to death, disability, retirement, or in the event of an involuntary termination without cause. The related shares of our common stock will be issued once the stock units vest. If the stock units do not vest, they will be forfeited and the related shares of our common stock will not be issued.
The number of shares that may be issued in respect of the stock units granted to our named executive officers are as follows:

Officer	Title	Number of Shares
Erik Olsson	President and Chief Executive Officer	75,800
Patricia Chiodo	Interim Chief Financial Officer	11,500
David Ledlow	Senior Vice President, Operations	26,800
Kevin J. Groman	Senior Vice President, General Counsel and Corporate Secretary	18,500
Phillip H. Hobson	Senior Vice President, Operations	26,800
Premium Priced Stock Options (Premium Options)
The premium options will become 100% vested on April 20, 2014 (the fourth anniversary of the grant date), contingent upon the executive’s continued service with us through such date. The premium options may also earlier vest in whole or in part upon the executive’s termination of employment due to death, disability or retirement, or in the event of an involuntary termination without cause following a change of control. The premium options are all non-qualified stock options to purchase shares of our common stock and have a maximum term of ten years. The premium options each have exercise prices that are greater than $7.93, the closing sales price of our common stock on the date of grant.

The applicable exercise prices and number of premium options granted to our named executive officers are as follows:

		$10.00	$12.00	$14.00
		Exercise Price	Exercise Price	Exercise Price
		Per Share	Per Share	Per Share
		(Number of	(Number of	(Number of
Officer	Title	Options)	Options)	Options)
Erik Olsson	President and Chief Executive Officer	56,300	56,300	56,300
Patricia Chiodo	Interim Chief Financial Officer	8,500	8,500	8,500
David Ledlow	Senior Vice President, Operations	19,900	19,900	19,900
Kevin J. Groman	Senior Vice President, General Counsel and Corporate Secretary	13,800	13,800	13,800
Phillip H. Hobson	Senior Vice President, Operations	19,900	19,900	19,900
Item 5.07. Submission of Matters to a Vote of Security Holders.
At our Annual Meeting, held on April 20, 2010, the Company’s stockholders approved the three proposals listed below. The final results for the votes regarding each proposal are set forth below. The proposals are described in detail in the Company’s Proxy Statement, which was filed with the Securities and Exchange Commission on March 15, 2010.
1. Elect two directors named below to hold office until the 2013 Annual Meeting of Stockholders of the Company:

	Votes	Votes	Broker
Name	For	Against	Non-Votes
Edward Dardani	64,499,909	14,966,354	4,155,324
Denis J. Nayden	71,713,191	7,753,072	4,155,324
2. Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending on December 31, 2010.

	Votes		Broker
Votes For	Against	Abstentions	Non-Votes
83,577,601	43,986	—	—
3. Approve the Key Employee Short-Term Incentive Compensation Plan.

	Votes		Broker
Votes For	Against	Abstentions	Non-Votes
72,872,843	6,575,110	18,310	4,155,324

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1	Form of Stock Option Agreement

10.2	Form of Stock Option Agreement for Long-Term Incentive Equity Awards

10.3	Form of Employee Restricted Stock Unit Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSC Holdings Inc.
Dated: April 23, 2010	By:	/s/ Kevin J. Groman
Kevin J. Groman
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Stock Option Agreement

10.2	Form of Stock Option Agreement for Long-Term Incentive Equity Awards

10.3	Form of Employee Restricted Stock Unit Agreement